EXHIBIT 32.3

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Horizon Kinetics Holding Corporation (“HKHC”) on Form 10-Q for the three and six months ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Herndon, Chief Financial Officer of HKHC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HKHC.

Dated: August 13, 2026	/s/ Mark Herndon
Chief Financial Officer (Principal Financial Officer)